Exhibit 10.8 AMENDMENT NO. 1 TO THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF FINANCE OF AMERICA EQUITY CAPITAL LLC This Amendment No. 1, dated as of November 12, 2025 (this “Amendment”), is made to that certain Amended and Restated Limited Liability Company Agreement of Finance of America Capital LLC (the “Company”), dated as of April 1, 2021 (as amended to the date hereof, the “Existing Agreement” and the Existing Agreement as amended by this Amendment and as it may be further amended from time to time, the “Agreement”). Each of the capitalized terms used herein that is not otherwise defined herein shall have the meaning ascribed thereto under the Existing Agreement. WHEREAS, in accordance with Sections 7.01 of the Existing Agreement, the Company desires to create a new class of Units to be issued by the Company to employees and/or other service providers of Company and Finance of America Companies Inc. (the “Corporation”), pursuant to the terms of the Finance of America Companies Inc. 2021 Omnibus Incentive Plan (the “Plan”), with such designations, preferences, exchange or other rights, restrictions, qualifications or terms or conditions as set forth in this Amendment; WHEREAS, this Amendment, including Schedule I hereto shall be incorporated by reference in the Agreement, and as amended, the Agreement, shall continue to constitute a “partnership agreement” within the meaning of Section 706(c) of the Code; WHEREAS, Section 11.12 of the Existing Agreement permits the Board in its sole discretion without the approval of any Member or other Person to amend the Existing Agreement to establish a new class of Units as contemplated by this Amendment pursuant to Section 7.01 of the Existing Agreement; and WHEREAS, the Board desires to amend the Existing Agreement as set forth herein. NOW, THEREFORE BE IT RESOLVED, that the Existing Agreement be amended as follows: FIRST: In accordance with the resolutions of the Board, adopted on November 12, 2025, the provisions of the Existing Agreement, and applicable law, a new class of Units is hereby created and designated as “Class B Units” (and referred to as “Incentive Units”) which shall constitute Units under the Agreement, and be subject to the terms set forth on Schedule I. Section 7.01 of the Agreement shall be deemed to be amended by this Amendment to include the Class B Units as a class of outstanding Units, in addition to the Class A Units, as of the effective date of this Amendment. Notwithstanding anything to the contrary in the Agreement, each Class B Unit issued on or after the date hereof shall share in distributions under, or in respect of, Section 4.01 of the Agreement only from and after the point at which the aggregate amount of distributions made by the Company since the date of grant of such Class B Unit in respect of each Class A Unit that was outstanding immediately prior to the issuance of such Class B Unit is equal to the Threshold Value (as defined in the Class B Unit Agreement) with respect to such Class B Unit, and, for the avoidance of doubt, such Class B Unit shall not be entitled to any amounts foregone as a result; provided, however, that a Class B Unit shall only be entitled to receive distributions under, or in respect of, Section 4.01 to the extent (i) such Class B Unit is vested in accordance with the Class B

2 Unit Agreement, and (ii) such distribution is made from proceeds of a sale of substantially all of the Company’s assets. For the avoidance of doubt, the Class B Units shall not be entitled to any allocation, Profits or Losses (other than gain from the sale of substantially all of the Company’s assets), distributions (other than as explicitly provided herein), preferences or voting rights (including with respect to dissolutions) that are otherwise available to the Class A Units under the Existing Agreement and Participants (as defined in the Plan) holding such Class B Units are not otherwise required to make any Capital Contribution. In the event that an adjustment is made to outstanding Common Stock or Class A Units, including as a result of a stock split, reverse stock split, or similar event, a corresponding adjustment will be made to the Class B Units as contemplated by Section 7.01 of the Existing Agreement and as provided in Section 11 of the Plan. A “Class B Unit Agreement” means, with respect to any Class B Unit, the agreement provided by the Corporation granting such Class B Unit to the holder thereof (substantially in the form attached as Schedule I). SECOND: The Class B Units shall be uncertificated and recorded in the books and records of the Company and each holder shall be designated as a Member of the Company, subject to the terms applicable to the Class B Units. Any Participants that are existing Members prior to receipt of any Class B Units shall not need to execute a new joinder to the Existing Agreement and the Company’s records will be adjusted accordingly. For any Participant that is not an existing Member of the Company prior to the receipt of any Class B Units, execution of the Class B Unit Agreement shall constitute such person’s joinder to the Agreement. THIRD: Upon vesting, the Company shall provide a notice of conversion to each eligible Participant that holds Class B Units and execution of the Class B Unit Agreement (in the form attached as Schedule I) shall constitute consent by any Participant that holds Class B Units to a mandatory conversion of Class B Units into Class A Units. Any subsequent exchange of the Class A Units (received pursuant to the Class B Unit Agreement) for Class A Common Stock of the Corporation, shall be governed by the Agreement and independent of any exchanges under the Exchange Agreement. For the avoidance of doubt, execution of the Class B Unit Agreement (in the form attached as Schedule I) shall constitute consent by the Company (as authorized by the Board) to a Holder’s right to exchange Class A Units for Class A Common Stock of the Corporation in connection with consummation of the Change in Control and such an Exchange Transaction will constitute a permissible Transfer under Section 8.03 of the Agreement. To participate in a Change in Control transaction, as applicable, each eligible Participant that is to receive Class A Units upon the aforementioned conversion may provide the Company with a notice requesting exchange within five business days of receiving notice from the Company of the aforementioned conversion of Class B Units into Class A Units. A Holder that fails to provide such notice will retain Class A Units, subject to the terms of the Agreement and the Class B Unit Agreement.

3 FOURTH: All other terms and provisions of the Existing Agreement shall remain unchanged except as specifically modified herein, all other terms of the Existing Agreement are hereby ratified and confirmed in all respects and this Amendment shall be governed by Article XI of the Existing Agreement, except the notice address to the Company and the Corporation is hereby updated as set forth below: 5830 Granite Parkway, Suite 400 Plano, Texas 75024 Attention: Lauren Richmond , Chief Legal Officer, General Counsel & Secretary Email: larichmond@financeofamerica.com [Remainder of Page Left Blank Intentionally]

4 I hereby certify that the foregoing Amendment was duly adopted by the Board as of the date set forth above. By: _/s/ Graham Fleming____________ Name: Graham Fleming Title: Chief Executive Officer

SCHEDULE I [FORM OF CLASS B UNIT GRANT NOTICE AND CLASS B UNIT AGREEMENT]

FORM OF CLASS B UNIT GRANT NOTICE UNDER THE FINANCE OF AMERICA COMPANIES INC. 2021 OMNIBUS INCENTIVE PLAN Finance of America Companies Inc., a Delaware corporation (the “Company”), pursuant to its 2021 Omnibus Incentive Plan, as it may be amended and/or restated from time to time (the “Plan”), hereby grants to the Participant the number of Class B Units of Finance of America Equity Capital LLC (such entity, “FoA LLC”) set forth below (such units, the “Incentive Units”). The Incentive Units are subject to all of the terms and conditions as set forth in this Class B Unit Grant Notice, the Class B Unit Agreement (attached hereto or previously provided to the Participant in connection with a prior grant) (the “Class B Unit Agreement”), the Amended and Restated Limited Liability Company Agreement of FoA LLC (as amended by Amendment No. 1, dated as of November 12, 2025, the “LLC Agreement”), and the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan. Participant: [●] Date of Grant: [●], 20[●] Number of Incentive Units: [●] Threshold Value1 [●] Vesting Schedule; Conversion: Vesting One hundred percent (100%) of the Incentive Units will vest upon the occurrence of the consummation of a Change in Control, provided that, the Participant has not undergone a Termination (other than a Good Leaver Termination) prior to the applicable vesting date. “Good Leaver Termination” shall mean the Participant’s Termination as a result of: (i) Termination by the Service Recipient without Cause, (ii) Termination by the Participant for Good Reason or (iii) Termination of the Participant as a result of the Participant’s death or Disability. The Board may also (in its sole discretion) deem a Termination as a result of the Participant’s qualifying retirement to be a Good Leaver Termination for purposes hereunder. “Good Reason” shall mean the occurrence of any of the following without the Participant’s consent: (i) a material diminution in the Participant’s duties and responsibilities to the Service Recipient (other than a change in the Participant’s duties and responsibilities to the Service Recipient that results from becoming part of a larger organization following an addition of business lines, a material asset 1 NTD: to correspond to closing price of FOA shares on date of grant, which shall be used as the measurement of fair market value.

purchase or change in control), (ii) a failure by the Service Recipient to pay the Participant his or her base salary in effect at the time within 30 days of the date such payment was due, or (iii) a relocation of the Participant’s primary work location more than 50 miles from the Participant’s work location on the date hereof; provided, that, within 30 days following the occurrence of any of the events set forth herein, the Participant will have delivered written notice to the Service Recipient of his or her intention to terminate his or her employment for Good Reason, which notice specifies in reasonable detail the circumstances claimed to give rise to the Participant’s right to terminate employment for Good Reason, and the Service Recipient shall not have cured such circumstances within 30 days following the Service Recipient’s receipt of such notice. Notwithstanding the foregoing, in the event that the Service Recipient reasonably believes that the Participant may have engaged in conduct that could constitute Cause, the Service Recipient may, in its sole and absolute discretion, suspend the Participant from performing his or her duties to the Company for up to 60 days, and in no event shall any such suspension constitute an event pursuant to which the Participant may terminate employment with Good Reason; provided, that no such suspension shall alter the Company Group’s obligations to such Participant during such period of suspension. Conversion Upon the date the Incentive Units vest in accordance with the terms hereof (the “Vesting Date”), each Incentive Unit shall automatically convert into a number of Class A Units of FoA LLC (“Class A Units”) having a fair market value equal to the Spread Value (if any) of each Incentive Unit as of the Vesting Date, except that the Board may elect, in its discretion, to settle such Spread Value in cash, in Class A Units or any combination thereof. “Spread Value” as of any date shall equal the excess (if any) of the Fair Market Value of the Company’s Class A Common Stock (“Common Stock”) as of such date over the Threshold Value; provided, that, if applicable, the Fair Market Value shall be deemed to equal the amount paid per share of the Common Stock in connection with the Change in Control transaction. By way of illustration, if Threshold Value is $25 and the Fair Market Value of a share of Common Stock as of the Vesting Date is $50, each Incentive Unit shall vest and automatically convert into half a Class A Unit (based on a $25 Spread Value). For the avoidance of doubt, if the Spread Value is less than or equal to zero as of the Vesting Date, no portion of the Incentive Units shall vest and the Incentive Units will be forfeited without the payment of any consideration in respect thereof. Expiration Date:2 [●] * * * 2 NTD: to correspond to date that is five years from date of grant.

THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS CLASS B UNIT GRANT NOTICE, THE CLASS B UNIT AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF THE INCENTIVE UNITS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS CLASS B UNIT GRANT NOTICE, THE CLASS B UNIT AGREEMENT AND THE PLAN. THE INCENTIVE UNITS SHALL BE FORFEITED FOR NO CONSIDERATION AS OF THE THIRTIETH (30TH) DAY FOLLOWING THE DATE OF GRANT IN THE EVENT THE UNDERSIGNED PARTICIPANT DOES NOT EXECUTE AND RETURN A COPY OF THIS CLASS B UNIT GRANT NOTICE TO THE COMPANY WITHIN THIRTY (30) DAYS FOLLOWING THE DATE OF GRANT. FINANCE OF AMERICA COMPANIES INC. PARTICIPANT3 By: [●] Title: [●] [●] FINANCE OF AMERICA EQUITY CAPITAL LLC By: [●] Title: [●] [Signature Page to Class B Unit Award Agreement] 3 To the extent that the Company has established, either itself or through a third-party plan administrator, the ability to accept this award electronically, such acceptance shall constitute the Participant’s signature hereto.

1 FORM OF CLASS B UNIT AGREEMENT UNDER THE FINANCE OF AMERICA COMPANIES INC. 2021 OMNIBUS INCENTIVE PLAN Pursuant to the Class B Unit Grant Notice (the “Grant Notice”) delivered to the Participant (as defined in the Grant Notice), and subject to the terms of this Class B Unit Agreement (this “Class B Unit Agreement”), the Finance of America Companies Inc. 2021 Omnibus Incentive Plan, as it may be amended and/or restated from time to time (the “Plan”), the Amended and Restated Limited Liability Company Agreement (as amended by Amendment No. 1, dated as of November 12, 2025, the “LLC Agreement”) of Finance of America Equity Capital LLC (“FoA LLC”), Finance of America Companies Inc., a Delaware corporation (the “Company”), FoA LLC and the Participant agree as follows. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan. 1. LLC Agreement. Each of the Participant and the Company agrees that the Incentive Units (as defined below) issued to the Participant hereunder have been issued in connection with, and as a part of, the compensation and incentive arrangements between the Company and the Participant and pursuant to the terms and conditions of this Class B Unit Agreement, the Plan, and the LLC Agreement. The Participant’s execution of the Grant Notice shall be deemed to constitute the Participant’s agreement to be bound by the terms and conditions contained in the LLC Agreement with respect to the Class B Units of FoA LLC granted hereunder. 2. Grant of Class B Units. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant the number of Class B Units of FoA LLC provided in the Grant Notice (such units, the “Incentive Units”). The Company may make one or more additional grants of Class B Units to the Participant under this Class B Unit Agreement by providing the Participant with a new grant notice, which may also include any terms and conditions differing from this Class B Unit Agreement to the extent provided therein. The Company reserves all rights with respect to the granting of additional Class B Units hereunder and makes no implied promise to grant additional Class B Units. 3. Vesting. Subject to the conditions contained herein and in the Plan, the Incentive Units shall vest as provided in the Grant Notice. 4. Exchange of Class A Units for Shares of Common Stock. Upon vesting and converting into Class A Units of FoA LLC (“Class A Units”), each such Class A Unit, will be exchangeable for a share of Common Stock on a 1:1 basis on the Vesting Date, at the election of the Participant and in accordance with the terms of the LLC Agreement. For the avoidance of doubt, any fractional Class A Units will be aggregated and rounded down to the nearest whole Class A Unit. Notwithstanding anything in this Class B Unit Agreement or the LLC Agreement to the contrary, the Company shall have no obligation to issue or transfer any LLC Units (or, following any exchange of such LLC Units, shares of Common Stock) as contemplated by this Class B Unit Agreement, unless and until such issuance or transfer complies with all relevant provisions of law and the requirements of any stock exchange on which the Company’s shares of Common Stock are listed for trading.

2 5. Treatment of Incentive Units Upon Termination. All unvested Incentive Units shall automatically be cancelled for no consideration upon a Participant’s Termination (other than a “Good Leaver Termination,” as set forth in the Grant Notice). In addition, and notwithstanding anything otherwise to the contrary, in the event of a Participant’s Termination for Cause, all Incentive Units (whether vested or unvested) held by Participant, and any securities acquired by Participant upon the conversion or exchange of such Incentive Units, shall be cancelled for no consideration. 6. Tax Treatment; 83(b) Election. (a) Tax Treatment. The Company intends that (a) the Incentive Units issued pursuant to this Class B Unit Agreement be treated as “profits interests” within the meaning of the Code, Treasury Regulations promulgated thereunder, and any published guidance by the Internal Revenue Service with respect thereto, including, without limitation, Internal Revenue Service Revenue Procedure 93-27, as clarified by Internal Revenue Service Revenue Procedure 2001-43, (b) the issuance of such interests not be a taxable event to the Company or the Participant as provided in such Revenue Procedure, and (c) the LLC Agreement, the Plan and this Class B Unit Agreement be interpreted, construed and administered consistently with such intent. (b) 83(b) Election. Within 30 days after the date the Incentive Units are issued to the Participant, if the Participant is subject to United States federal income tax, the Participant will make an effective election (using the form of Exhibit A attached hereto) with the Internal Revenue Service under Section 83(b) of the Code relative to the Incentive Units issued pursuant to this Class B Unit Agreement and provide the Company with a copy such submission. 7. Spousal Consent. If the Participant is married on the Date of Grant, the issuance of Incentive Units hereunder is conditional upon, and will be effective only after, the Participant’s spouse has duly executed and delivered to the Company a spousal consent in the form attached hereto as Exhibit B, with an effective date as of the date of this Class B Unit Agreement. 8. Company; Participant. (a) The term “Company” as used in this Class B Unit Agreement with reference to employment shall include the applicable Service Recipient. (b) Whenever the word “Participant” is used in any provision of this Class B Unit Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Incentive Units may be transferred (as set forth in Section 9 below), the word “Participant” shall be deemed to include such person or persons. 9. Non-Transferability. The Incentive Units are not transferable by the Participant (unless such transfer is specifically required pursuant to a domestic relations order or by Applicable Law). Except as otherwise provided herein, (i) no assignment or transfer of the Incentive Units, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, and (ii) immediately upon such purported assignment or transfer, the Incentive Units shall terminate and become of no further effect. For the avoidance of doubt, the foregoing restriction shall not impede the ability of a Participant to exchange Class A Units for Common Stock.

3 10. No Rights as Stockholder; No Dividend Equivalents. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock that the Incentive Units are exchanged for (if any) (including no rights with respect to voting), unless and until the Participant shall have become the holder of record or the beneficial owner of such shares of Common Stock. In addition, no adjustment shall be made for dividends or other rights in respect of any such shares of Common Stock for which the record date is prior to the date upon which the Participant becomes the holder of record or the beneficial owner thereof. The Participant shall not be entitled to receive dividend equivalent payments in respect of the Incentive Units. 11. Legend. To the extent applicable, all book entries (or certificates, if any) representing the Incentive Units and any shares of Common Stock delivered to the Participant upon exchange of such Incentive Units (as described in Section 4 above) shall be subject to the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares of Common Stock are listed, and any applicable Federal or state laws, and the Company may cause notations to be made next to the book entries (or a legend or legends put on certificates, if any) to make appropriate reference to such restrictions. Any such book entry notations (or legends on certificates, if any) shall include a description to the effect of any restrictions. 12. Notice. Every notice or other communication relating to this Class B Unit Agreement between the Company and the Participant shall be in writing, which may include by electronic mail, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party in a notice mailed or delivered to the other party as herein provided; provided, that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed or delivered to the Company at its principal executive office, to the attention of the Company’s Chief Legal Officer or such officer’s designee, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed to the Participant at the Participant’s last known address, as reflected in the Company’s records. Notwithstanding the above, all notices and communications between the Participant and any third-party plan administrator shall be mailed, delivered, transmitted or sent in accordance with the procedures established by such third-party plan administrator and communicated to the Participant from time to time. 13. No Right to Continued Service. This Class B Unit Agreement does not confer upon the Participant any right to continue as an employee or service provider to the Service Recipient or any other member of the Company Group. 14. Binding Effect. This Class B Unit Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto. 15. Waiver and Amendments. Except as otherwise set forth in Section 12 of the Plan, any waiver, alteration, amendment or modification of any of the terms of this Class B Unit Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration, amendment or modification is consented to on the Company’s behalf by the Committee. No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.

4 16. Clawback/Repayment. This Class B Unit Agreement shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect from time to time and (ii) Applicable Law. In addition, if the Participant receives any amount in excess of what the Participant should have received under the terms of this Class B Unit Agreement for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to promptly repay any such excess amount to the Company. 17. Non-Disparagement[; No-Hire]4. In order to protect the goodwill of the Company Group, to the fullest extent permitted by law, during the Participant’s employment or service with the Service Recipient and thereafter, Participant shall not, verbally or in writing (including, without limitation, posting on YouTube, Facebook, X, Instagram, Snapchat, blogs, or other public forums), make any disparaging remarks about, or make remarks that may otherwise reflect negatively upon or could reasonably be anticipated to cause damage to the reputation, goodwill, or business of, any member of the Company Group or any of their respective employees, officers, directors, consultants, other service providers, products, processes, policies, practices, or standards of business conduct; provided that nothing herein shall prevent the Participant from cooperating in any governmental proceeding or from providing truthful testimony pursuant to a legally-issued subpoena. [In addition, during the Participant’s employment or service, as applicable, with the Service Recipient and for two (2) years following the Participant’s Termination, the Participant agrees to not, and to not assist any other Person to, directly or indirectly, hire or engage any Restricted Employee (as defined below). “Restricted Employee” means any employee of the Company Group or any individual who was an employee of the Company Group at any time within the twelve (12)-month period immediately preceding the activity restricted by this Section 17.]5 In the event that any provision of this Section 17 is determined by any court of competent jurisdiction to be unenforceable, including by reason of its being extended over too great a time or too great a range of activities, that provision will be deemed to be modified to permit its enforcement to the maximum extent permitted by law. 18. Detrimental Activity. Notwithstanding anything to the contrary contained herein or in the Plan, if the Participant has engaged in or engages in any Detrimental Activity (including, for the avoidance of doubt, the Participant’s breach of Section 17 hereof), as determined by the Committee, then the Committee may, in its sole discretion, take actions permitted under the Plan, including, but not limited to: (i) cancelling any and all Incentive Units (and any securities acquired by Participant upon the conversion or exchange of such Incentive Units), or (ii) requiring that the Participant forfeit any gain realized on the vesting of the Incentive Units (and any securities acquired by Participant upon the conversion or exchange of such Incentive Units), and promptly repay such gain to the Company. 19. Right to Offset. The provisions of Section 13(x) of the Plan are incorporated herein by reference and made a part hereof. 20. Governing Law. This Class B Unit Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Notwithstanding anything contained in this Class B Unit Agreement, the Grant Notice 4 Note to Draft: To exclude no-hire for participants located in California and other jurisdictions where no-hires are prohibited. 5 Note to Draft: See above.

5 or the Plan to the contrary, if any suit or claim is instituted by the Participant or the Company relating to this Class B Unit Agreement, the Grant Notice or the Plan, the Participant hereby submits to the exclusive jurisdiction of and venue in the courts of Delaware. THE PARTICIPANT IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR OTHER PROCEEDING INSTITUTED BY OR AGAINST SUCH PARTICIPANT IN RESPECT OF THE PARTICIPANT’S RIGHTS OR OBLIGATIONS HEREUNDER. 21. Plan; LLC Agreement. The terms and provisions of the Plan and the LLC Agreement are incorporated herein by reference. In the event of a conflict or inconsistency between the terms and provisions of the Plan and LLC Agreement on the one hand, and this Class B Unit Agreement (including the Grant Notice) on the other, the Plan and LLC Agreement, as applicable, shall govern and control. 22. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Incentive Units, and on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. 23. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. 24. Entire Agreement. This Class B Unit Agreement, the Grant Notice, the LLC Agreement, and the Plan constitute the entire agreement of the parties hereto in respect of the subject matter contained herein and supersede all prior agreements and understandings of the parties, oral and written, with respect to such subject matter. 25. Participant Representations. In connection with the issuance of the Incentive Units hereunder, the Participant represents and warrants to the Company that: (a) The Incentive Units to be acquired by the Participant pursuant to this Class B Unit Agreement will be acquired for the Participant’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any other applicable federal, state or foreign securities laws, such acquisition transaction has not be registered under the Securities Act, and such Incentive Units will not be disposed of in contravention of the Securities Act or any applicable federal, state or foreign securities laws. (b) The Participant is a manager, director, officer or other key employee or consultant of the Company or one of its Subsidiaries, is sophisticated in financial matters and is able to evaluate the risks and benefits of the ownership of the Incentive Units. (c) The Participant is able to bear the economic risk of the ownership of the Incentive Units for an indefinite period of time because such securities cannot be sold unless registered under the Securities Act or an exemption from such registration is available.

6 (d) The Participant has had an opportunity to ask questions and receive answers concerning the terms of the Incentive Units and has had full access to such other information concerning the Company and its Subsidiaries as the Participant has requested. The Participant hereby acknowledges and represents that the Participant has consulted with (or has had an opportunity to consult with) independent legal counsel regarding the Participant’s rights and obligations under this Class B Unit Agreement (including, without limitation, the LLC Agreement) and that the Participant fully understands the terms and conditions contained herein and therein.

EXHIBIT A FORM OF SECTION 83(B) ELECTION ELECTION PURSUANT TO SECTION 83(B) OF THE INTERNAL REVENUE CODE The undersigned hereby elects pursuant to §83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the units described below over the amount paid for those units. (i) The name, taxpayer identification number, address of the undersigned, and the taxable year for which this election is being made are: Taxpayer’s Name: ______________________ Taxpayer’s Social Security Number: ______________________ Address: ______________________ Taxable Year: Calendar Year 20[_] (ii) The property which is the subject of this election is ______ Class B Units (the “Units”) of Finance of America Equity Capital LLC (the “Company”). (iii) The property was transferred to the undersigned on ___________________. (iv) The property is subject to the following restrictions: The Units are subject to restrictions on transfer and risk of forfeiture upon termination of the undersigned’s service relationship and in certain other events. (v) The fair market value of the property at time of transfer (determined without regard to any restrictions other than nonlapse restrictions as defined in §1.83-3(h) of the Income Tax Regulations) is $0.00 per Unit [x [____] Units = $0.00]. (vi) For the property transferred, the undersigned paid $0.00 per Unit [x [____] Units = $0.00]. (vii) The amount to include in gross income is $0.00. The undersigned taxpayer will file this election with the Internal Revenue Service Office with which the taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election will also be furnished to the person for whom the services were performed. The undersigned is the person performing services in connection with which the property was transferred. Dated: , 20[__]

Exhibit B FORM OF SPOUSAL CONSENT SPOUSAL CONSENT I, the undersigned spouse, hereby acknowledge that I have read the following agreements to which my spouse is a party and that I understand their contents: • Finance of America Equity Capital LLC Amended and Restated Limited Liability Company Agreement, as amended by Amendment No. 1, • Finance of America Companies Inc. 2021 Omnibus Incentive Plan, and • Class B Unit Agreement, I am aware that such agreements governing the issuance of Class B Units (the “Units”) of Finance of America Equity Capital LLC (the “Company”) to my spouse provide for the repurchase of my spouse’s Units under certain circumstances and impose other restrictions on such Units. I agree that my spouse’s interest in such Units is subject to the agreements referred to above and the other agreements referred to therein and any interest I may have in such Units shall be irrevocably bound by these agreements and the other agreements referred to therein and further that my community property interest (if any) shall be similarly bound by these agreements. I irrevocably constitute and appoint [________] (the “Unitholder”) as my true and lawful attorney and proxy in my name, place and stead to sign, make, execute, acknowledge, deliver, file and record all documents which may be required, and to manage, vote, act and make all decisions with respect to (whether necessary, incidental, convenient or otherwise) any and all Units of the Company in which I now have or hereafter acquire any interest and in any and all Units of the Company now or hereafter held of record by the Unitholder (including but not limited to, the right, without my further signature, consent or knowledge, to exercise amendments and modifications of, and to terminate, the foregoing agreements and to dispose of any and all such Units), with all powers I would possess if personally present, it being expressly understood and intended by me that the foregoing power of attorney and proxy is coupled with an interest; and this power of attorney is a durable power of attorney and will not be affected by disability, incapacity or death of the Unitholder or dissolution of marriage and this proxy will not terminate without the consent of the Unitholder and the Company. Unitholder: Spouse of Unitholder: Signature Signature Printed Name Printed Name Dated Dated

SUBSCRIBED AND SWORN to before me this _______ day of ________, 20__ My Commission Expires Notary Public